UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2011

Rogers International Raw Materials Fund, L.P.

(Exact Name of Registrant as Specified in Charter)

Illinois	000-51836	36-4368292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Beeland Management Company, L.L.C. General Partner 141 West Jackson Boulevard Suite 1340A Chicago, Illinois		60604
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 264-4375

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)(1)

Pursuant to Section 20.1 of the Seventh Amended and Restated Agreement of Limited Partnership of Rogers International Raw Materials Fund, L.P. (the “Registrant”), Beeland Management Company, L.L.C., the general partner of the Registrant (“Beeland”), amended the Registrant’s limited partnership agreement effective June 22, 2011.

(a)(2)

Beeland amended Registrant’s limited partnership agreement as follows: to clarify, in Section 19.2, that any material changes to the Registrant’s investment policies must be approved by more than 50% of the Limited Partners and, in section 19.4 to further narrow the inability of the General Partner to receive any rebates or give ups or participate in any such reciprocal business arrangements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rogers International Raw Materials Fund, L.P.
	By:	Beeland Management Company, L.L.C.,
General Partner
Date: June 23, 2011
	By:	/s/ Allen D. Goodman
Allen D. Goodman
Managing Member

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